Supplement to the

Fidelity® U.S. Bond Index Fund

A Fund of Fidelity Fixed-Income Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2008

Fidelity U.S. Bond Index Fund is comprised of multiple classes of shares. References to the fund are deemed to include class where applicable.

Curt Hollingsworth has been appointed as lead manager and Ford O'Neil as co-manager of U.S. Bond Index.

The following information supplements the similar information found in the "Management Contract" section beginning on page 22.

Curt Hollingsworth is the lead portfolio manager of U.S. Bond Index and receives compensation for his services. As of February 28, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. A component of the portfolio manager's bonus is based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Hollingsworth's bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the fund measured against the Barclays Capital U.S. Aggregate Bond Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Hollingsworth as of February 28, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 11,604	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes U.S. Bond Index ($9,191 (in millions) assets managed).

As of February 28, 2009, the dollar range of shares of U.S. Bond Index beneficially owned by Mr. Hollingsworth was none.

UBIB-09-03 September 24, 2009 1.720407.112

Supplement to the
Fidelity® U.S. Bond Index Fund
October 30, 2008
Prospectus

Fidelity U.S. Bond Index Fund is comprised of multiple classes of shares. References to the fund are deemed to include class where applicable.

Effective June 1, 2009, the Board of Trustees of Fidelity U.S. Bond Index Fund has approved changes to the fund's expense structure. Under the new arrangements, the fund's management fee has been reduced from 0.32% to 0.22% and FMR will pay expenses allocable at the fund level, with limited exceptions.

The following information replaces the similar information found under the heading "Performance" on page 4.

Year-by-Year Returns

U.S. Bond Index
Calendar Years

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

	-0.95%	11.42%	8.08%	10.22%	4.91%	4.36%	2.26%	4.33%	5.40%	3.76%


During the periods shown in the chart for U.S. Bond Index:

Returns

Quarter ended

Highest Quarter Return	4.86%	September 30, 2001
Lowest Quarter Return	-2.56%	June 30, 2004
Year-to-Date Return	2.51%	June 30, 2009

The following information replaces the introductory paragraph found under the heading "Fee Table" on page 5.

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

Effective June 1, 2009, the following information replaces similar information found under the heading "Fee Table" in the "Fund Summary"section on page 5.

Annual operating expenses (paid from fund assets)

Management fee	0.22%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.16%
Total annual fund operating expenses	0.38%
Less reimbursement	0.06%
Net expensesA	0.32%

A Effective September 1, 2005, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.32%.

Effective June 1, 2009, the following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page 5.

1 year	$ 39
3 years	$ 122
5 years	$ 213
10 years	$ 480

Effective September 14, 2009, the following information replaces the "Minimums" table found in the "Buying Shares" section on page 15.

Minimums
To Open an Account	$10,000
For Fidelity Rollover IRAs	$2,500
For Fidelity Keogh accounts	$500
Minimum Balance	$10,000
For Fidelity Rollover IRAs	$2,000
For Fidelity Keogh accounts	$500

Effective September 14, 2009, the following information replaces the similar information found in the "Buying Shares" section on page 15.

There is no minimum account balance or initial purchase minimum for (i) certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts, or a Fidelity systematic withdrawal service, or (ii) investments through an account for which FMR or an affiliate serves as investment manager.

The following information replaces the similar information found in the "Selling Shares" section on page 16.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  You wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days, or you are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

The following information replaces the biographical information for Ford O'Neil found in the Fund Management section on page 24.

Curt Hollingsworth is lead manager of U.S. Bond Index Fund, which he has managed since February 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1983, Mr. Hollingsworth has worked as a trader, corporate bond trader, portfolio manager, head of money market trading, and head of bond trading.

Ford O'Neil is co-manager of U.S. Bond Index Fund, which he has managed since October 2001. He also manages other Fidelity funds. Since joining Fidelity Investments in 1990, Mr. O'Neil has worked as a research analyst and portfolio manager.

Effective June 1, 2009, the following information replaces similar information found in the "Fund Management" section on page 24.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The fund's annual management fee rate is 0.22% of its average net assets. Prior to June 1, 2009, the fund's annual management fee rate was 0.32% of its average net assets.

UBI-09-04 September 24, 2009 1.479318.113